Part G – Legal Proceedings

On May 5, 2023, the Securities and Exchange Commission (“SEC”) charged Pinnacle Advisors, LLC for aiding and abetting Liquidity Rule violations by a mutual fund it advised and whose Liquidity Risk Management Program it administered. The SEC also charged the fund’s two independent trustees, Mark Wadach and Lawton Williamson, and two officers of both Pinnacle Advisors, LLC and of the fund it advised, Robert Cuculich and Benjamin Quilty, with aiding and abetting Liquidity Rule violations by the fund. The SEC's complaint is filed in the U.S. District Court for the Northern District of New York and the case docket number is 5:2023cv00547. Pinnacle Advisors, LLC is an affiliate of Pinnacle Capital Management, LLC, the Registrant’s investment adviser. Mr. Wadach is an Independent Trustee of the Registrant. The litigation is ongoing.